Reserves (Tables)	12 Months Ended
Dec. 31, 2017
Reserves Tables
Schedule of reserves

The following describes the nature and purpose of each reserve within equity:

Reserve	Description and purpose

Share premium	Amount subscribed for share capital in excess of nominal value.

Merger reserve	Represents the difference between the fair value and nominal value of shares issued on the acquisition of subsidiary companies where the Company has elected to take advantage of merger relief.

Shares to be issued	Shares for which consideration has been received but which are not yet issued and which form part of consideration in a business combination.

Foreign exchange reserve	Gains/losses arising on retranslating the net assets of overseas operations into sterling.

Accumulated deficit	All other net gains and losses and transactions with owners (e.g. dividends) not recognised elsewhere.